UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 7, 2017

WILHELMINA INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36589	74-2781950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Crescent Court, Suite 1400, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

(214) 661-7488
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On March 7, 2017, the Registrant issued a press release announcing that on March 13, 2017, William J. Wackermann, Chief Executive Officer, and James A. McCarthy, Chief Financial Officer of Wilhelmina International, Inc. (“Wilhelmina”), will make a presentation at the 29th Annual Roth Conference sponsored by Roth Capital Partners.  The press release also announces that the presentation materials will be available on the Registrant’s website at http://www.wilhelmina.com/new-york/investor-relations prior to the presentation.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
	99.1	Press release dated March 7, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILHELMINA INTERNATIONAL, INC.

Date: March 7, 2017	By:	/s/ James A. McCarthy
James A. McCarthy
Chief Financial Officer